SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 31, 1999


                            CAPITAL BANK CORPORATION
             (Exact name of registrant as specified in its charter)

North Carolina                    333-65853                          56-2101930
 (State or other jurisdiction  (Commission File No.)          (I.R.S. Employer
          of incorporation)                               Identification Number)


               4400 Falls of Neuse Road, Raleigh, North Carolina,
                 27609 (address of principal executive offices)


                                  (919)878-3100
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        On March 31, 1999, Capital Bank Corporation (the "Company") completed a share exchange with Home Savings Bank of Siler City, Inc., SSB ("Home"), a North Carolina savings bank. The Company acquired all of the outstanding Home stock in exchange for approximately 1,181,038 shares of newly issued Company Common Stock, no par value per share ("Common Stock") in a pooling of interests transaction. Home became a wholly-owned subsidiary of the Company and will operate as an independent subsidiary until it is merged into Capital Bank, the Company's other operating subsidiary, which merger is expected to occur in mid-1999. Additional information regarding these transactions is provided in the Company's Registration Statement on Form S-4 (File No. 333-65853), initially filed with the Commission on October 19, 1998, and amended on November 10, 1998, December 21, 1998, and February 8, 1999 (the "Registration Statement").

ITEM 5. OTHER EVENTS.

        On March 31, 1999, Capital Bank completed its reorganization into a bank holding company structure in a transaction in which the Capital Bank shareholders exchanged each share of Capital Bank stock for one share of the Company's Common Stock. Thus, the shareholders of Capital Bank before the holding company reorganization became shareholders of the Company.

        The Common Stock of Capital Bank Corporation is accordingly deemed registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), by virtue of Rule 12g-3(a) under the Exchange Act which provides for the registration by succession of securities previously registered under Section 12 of the Exchange Act, such as the Common Stock of Capital Bank.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

               (a)    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                      The consolidated statements of financial condition of Home as of September 30, 1998 and 1997, and the consolidated statements of operations of Home for the years ended September 30, 1998, 1997, and 1996, and the Notes thereto, were previously filed, within the meaning of Rule 12b-2 promulgated under the Exchange Act, in the Company's Registration Statement.

                      The following unaudited interim consolidated financial statements of Home as of and for the quarter ended December 31, 1998 will be provided by amendment within 75 days of March 31, 1999:

                      (1)    Consolidated Statement of Financial Condition as
                             of the quarter ended December 31, 1998.
                      (2)    Consolidated Statements of Operations for the
                             quarters ended December 31, 1997 and 1998.

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                      (3)    Consolidated Statements of Cash Flows for the
                             quarters ended December 31, 1997 and 1998.
                      (4) Notes to Unaudited Interim Consolidated Financial Statements.

               (b)    PRO FORMA FINANCIAL INFORMATION.

                      The pro forma combined condensed balance sheet of Home and Capital Bank as of December 31, 1998, and the unaudited pro forma combined condensed statements of operations for the year ended December 31, 1998 and period ended December 31, 1997 will be provided by amendment within 75 days of March 31, 1999.

               (c)    EXHIBITS.

               Exhibit No.   Description of Exhibit

               2.1(1) Agreement and Plan of Reorganization and Share Exchange By and Among Capital Bank, Capital Bank Corporation and Home Savings Bank of Siler City, Inc., SSB


               ---------
               (1) Appendix II to the Registration Statement incorporated herein by reference.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Date:  April 14, 1999

                              CAPITAL BANK CORPORATION

                              By:     /s/ James A. Beck
                                        ------------------------
                                      James A. Beck
                                      President and Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.    Description of Exhibit

2.1(1)         Agreement and Plan of Reorganization and Share Exchange By
               and Among Capital Bank, Capital Bank Corporation and Home Savings Bank of Siler City, Inc., SSB
---------
(1) Appendix II to the Registration Statement incorporated herein by reference.